UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008

STAR ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-29323	87-0643634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

317 Madison Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 500-5006

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2008, Bryson Farrill resigned from his position as Chairman of the Board of Directors of Star Energy Corporation (the “Company”), effective as of such date.

On July 11, 2008, Marcus Segal resigned from his position as director of the Company, effective as of such date.

On July 11, 2008, Clarke R. Keough resigned from his position as director of the Company, effective as of such date.

On July 11, 2008, Richard T. McDermott resigned from his position as director of the Company, effective as of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR ENERGY CORPORATION

Date: July 17, 2008	By:	/s/ Michael Kravchenko
Michael Kravchenko
Chief Financial Officer